Exhibit 99.1

COMCAST AND NBCUNIVERSAL MEDIA ANNOUNCE RESULTS OF EARLY TENDERS IN EXCHANGE OFFERS AND UPSIZE OF EXCHANGE OFFERS

Philadelphia, Pennsylvania, August 16, 2021 – Comcast Corporation (Nasdaq: CMCSA) (“Comcast”) and NBCUniversal Media, LLC (“NBCUniversal”) announced today the early tender results of their three pools of Exchange Offers and the upsizing of such Exchange Offers, each as detailed below. In connection with this upsizing, Comcast and NBCUniversal have amended the terms of the Exchange Offers to increase the maximum aggregate principal amount of New Notes that will be issued in the Exchange Offers. Except as described in this press release, the terms and conditions of the Exchange Offers, as described in the offering memorandum, dated August 2, 2021 (the “Exchange Offers”), remain unchanged.

The withdrawal deadline for the Exchange Offers occurred at 5:00 p.m. New York City time on August 13, 2021. As a result, tendered Old Notes may no longer be withdrawn, except in certain limited circumstances where additional withdrawal rights are required by law (as determined by Comcast and NBCUniversal).

The pricing of the New Notes will occur at 10:00 a.m., New York City time, on August 16, 2021.

The settlement date for Old Notes validly tendered and not validly withdrawn at or prior to 5:00 p.m., New York City time, on August 13, 2021 is expected to be August 19, 2021. Holders whose Old Notes are accepted for exchange will receive in cash accrued and unpaid interest from the last applicable interest payment date to, but excluding, the date on which the exchange of such Old Notes is settled, and amounts due in lieu of fractional amounts of New Notes.

Comcast and NBCUniversal have offered to exchange ten series of notes issued by Comcast or NBCUniversal, respectively, (collectively, the “Pool 1 Notes”) for a combination of cash and a new series of Comcast’s senior notes to be due in 2051 (the “New 2051 Notes”) as described in the table below. The aggregate principal amount of Pool 1 Notes that are accepted for exchange will be based on the order of acceptance priority for such series as set forth in the table below, and such that the aggregate principal amount of Pool 1 Notes accepted results in the issuance of New 2051 Notes in an amount not exceeding $5,000,000,000 (as increased, the “2051 Notes Cap”);

Title of Security	Issuer	CUSIP Number(s)	Principal Amount Outstanding	Acceptance Priority Level	Principal Amount Tendered(1)
Pool 1 Notes
6.400% Notes due 2038	Comcast Corporation	20030N AX9	$571,915,000	1	$333,170,000
6.950% Notes due 2037	Comcast Corporation	20030N AV3	$787,725,000	2	$359,168,000
6.450% Notes due 2037	Comcast Corporation	20030N AM3	$904,355,000	3	$288,177,000
6.400% Notes due March 2040	Comcast Corporation	20030N BB6	$481,743,000	4	$189,345,000
6.400% Notes due April 2040	NBCUniversal Media, LLC	63946B AF7(2)	$558,422,000	5	$172,526,000
6.550% Notes due 2039	Comcast Corporation	20030N AY7	$413,668,000	6	$91,628,000
4.600% Notes due 2038	Comcast Corporation	20030N CL3	$3,000,000,000	7	$2,031,115,000
6.500% Notes due 2035	Comcast Corporation	20030N AK7	$1,000,000,000	8	$471,031,000
5.650% Notes due 2035	Comcast Corporation	20030N AF8	$750,000,000	9	$307,840,000
7.050% Notes due 2033	Comcast Corporation	20030N AC5	$750,000,000	10	$216,251,000

(1)	The aggregate principal amount of each series of Pool 1 Notes that have been validly tendered for exchange and not validly withdrawn, as of 5:00 p.m., New York City time, on August 13, 2021, based on information provided by the exchange agent to Comcast.

(2)	The 6.400% Notes due April 2040 also includes notes with a restrictive legend (144A CUSIP number: 62875UAD7; Regulation S CUSIP: U63763AB9).

Comcast and NBCUniversal have also offered to exchange six series of notes issued by Comcast or NBCUniversal, respectively, (collectively, the “Pool 2 Notes”) for a combination of cash and a new series of Comcast’s senior notes to be due in 2056 (the “New 2056 Notes”) as described in the table below. The aggregate principal amount of Pool 2 Notes that are accepted for exchange will be based on the order of acceptance priority for such series as set forth in the table below, and such that the aggregate principal amount of Pool 2 Notes accepted results in the issuance of New 2056 Notes in an amount not exceeding $6,000,000,000 (as increased, the “2056 Notes Cap”);

Title of Security	Issuer	CUSIP Number(s)	Principal Amount Outstanding	Acceptance Priority Level	Principal Amount Tendered(1)
Pool 2 Notes
5.950% Notes due 2041	NBCUniversal Media, LLC	63946B AG5	$1,200,000,000	1	$712,470,000
4.700% Notes due 2048	Comcast Corporation	20030N CM1	$4,000,000,000	2	$2,032,038,000
4.750% Notes due 2044	Comcast Corporation	20030N BK6	$1,000,000,000	3	$556,930,000
4.650% Notes due 2042	Comcast Corporation	20030N BE0	$1,250,000,000	4	$600,305,000
4.500% Notes due 2043	Comcast Corporation	20030N BG5	$500,000,000	5	$325,521,000
4.450% Notes due 2043	NBCUniversal Media, LLC	63946B AJ9	$1,000,000,000	6	$647,307,000

(1)	The aggregate principal amount of each series of Pool 2 Notes that have been validly tendered for exchange and not validly withdrawn, as of 5:00 p.m., New York City time, on August 13, 2021, based on information provided by the exchange agent to Comcast.

Comcast has also offered to exchange three series of notes issued by Comcast (collectively, the “Pool 3 Notes” and, together with the Pool 1 Notes and the Pool 2 Notes, the “Old Notes”) for a combination of cash and a new series of Comcast’s senior notes to be due in 2063 (the “New 2063 Notes” and, together with the New 2051 Notes and the New 2056 Notes, the “New Notes”) as described in the table below. The aggregate principal amount of Pool 3 Notes that are accepted for exchange will be based on the order of acceptance priority for such series as set forth in the table below, and such that the aggregate principal amount of Pool 3 Notes accepted results in the issuance of New 2063 Notes in an amount not exceeding $4,000,000,000 (as increased, the “2063 Notes Cap”).

Title of Security	Issuer	CUSIP Number(s)	Principal Amount Outstanding	Acceptance Priority Level	Principal Amount Tendered(1)
Pool 3 Notes
4.600% Notes due 2045	Comcast Corporation	20030N BQ3	$1,700,000,000	1	$937,766,000
4.950% Notes due 2058	Comcast Corporation	20030N CN9	$2,500,000,000	2	$1,464,790,000
4.049% Notes due 2052	Comcast Corporation	20030N CG4(2)	$1,499,967,000	3	$1,028,326,000

(1)	The aggregate principal amount of each series of Pool 3 Notes that have been validly tendered for exchange and not validly withdrawn, as of 5:00 p.m., New York City time, on August 13, 2021, based on information provided by the exchange agent to Comcast.

(2)	The 4.049% Notes due 2052 also includes notes with a restrictive legend (144A CUSIP number: 20030N CF6; Regulation S CUSIP: U20030 AH2).

The amount of outstanding Old Notes validly tendered and not validly withdrawn as of August 13, 2021, as reflected in the tables above, satisfied the minimum tender condition in each of the Exchange Offers.

The Exchange Offers will expire at 11:59 p.m., New York City time, on August 27, 2021, unless extended or earlier terminated by Comcast or NBCUniversal.

The Exchange Offers are only being made, and the New Notes are only being offered and will only be issued, and copies of the offering documents will only be made available, to holders of Old Notes (1) either (a) in the United States, that are “qualified institutional buyers” (or “QIBs”), as that term is defined in Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”), in a private transaction in reliance upon an exemption from the registration requirements of the Securities Act or (b) outside the United States, that are persons other than “U.S. persons,” as that term is defined in Rule 902 under the Securities Act, in offshore transactions in reliance upon Regulation S under the Securities Act, or a dealer or other professional fiduciary organized, incorporated or (if an individual) residing in the United States holding a discretionary account or similar account (other than an estate or a trust) for the benefit or account of a non-“U.S. person,” and (2) (a) if located or resident in any Member State of the European Economic Area, who are persons other than “retail investors” (for these purposes, a retail investor means a person who is one (or more) of: (i) a retail client as defined in point (11) of Article 4(1) of Directive 2014/65/EU (as amended, “MiFID II”); or (ii) a customer within the meaning of Directive (EU) 2016/97, where that customer would not qualify as a professional client as defined in point (10) of Article 4(1) of MiFID II; or (iii) not a “qualified investor” as defined in Regulation (EU) 2017/1129), and consequently no key information document required by Regulation (EU) No 1286/2014 (as amended, the “PRIIPs Regulation”) for offering or selling the New Notes or otherwise making them available to retail investors in the European Economic Area has been prepared and therefore offering or selling the New Notes or otherwise making them available to any retail investor in the European Economic Area may be unlawful under the PRIIPs Regulation; (b) if located or resident in the United Kingdom, who are persons other than “retail investors” (for these purposes, a retail investor means a person who is one (or more) of: (i) a retail client, as defined in point (8) of Article 2 of Regulation (EU) No 2017/565 as it forms part of domestic law by virtue of the European Union (Withdrawal) Act 2018 (“EUWA”); or (ii) a customer within the meaning of the provisions of the Financial Services and Markets Act 2000 (the “FSMA”) and any rules or regulations made under the FSMA to implement Directive (EU) 2016/97, where that customer would not qualify as a professional client, as defined in point (8) of Article 2(1) of Regulation (EU) No 600/2014 as it forms part of domestic law by virtue of the EUWA; or (iii) not a qualified investor as defined in Article 2 of Regulation (EU) 2017/1129 as it forms part of domestic law by virtue of the EUWA), and consequently no key information document required by Regulation (EU) No 1286/2014 as it forms part of domestic law by virtue of the EUWA (the “UK PRIIPs Regulation”) for offering or selling the New Notes or otherwise making them available to retail investors in the United Kingdom has been prepared and therefore offering or selling the New Notes or otherwise making them available to any retail investor in the United Kingdom may be unlawful under the UK PRIIPs Regulation; or (c) if located or resident in a province of Canada and is an “accredited investor” as such term is defined in National Instrument 45-106 – Prospectus Exemptions, and, if resident in Ontario, section 73.3(1) of the Securities Act (Ontario), in each case, that is not an individual unless that person is also a “permitted client” as defined in National Instrument 31-103 – Registration Requirements, Exemptions and Ongoing Registrant Obligations (“Eligible Holders”). Only Eligible Holders who have completed and returned the eligibility certification are authorized to receive or review the offering memorandum or to participate in the Exchange Offers. For Canadian Eligible Holders tendering Old Notes, such participation is also conditioned upon the receipt of beneficial ownership information, including a completed certification form which is required if tendering Old Notes. There is no separate letter of transmittal in connection with the offering memorandum.

The New Notes have not been registered under the Securities Act or any state securities laws. Therefore, the New Notes may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements of the Securities Act and any applicable state securities laws.

Holders are advised to check with any bank, securities broker or other intermediary through which they hold Old Notes as to when such intermediary needs to receive instructions from a holder in order for that holder to be able to participate in, or (in the circumstances in which revocation is permitted) revoke their instruction to participate in the Exchange Offers before the deadlines specified herein and in the offering memorandum, eligibility certification and Canadian beneficial holder form. The deadlines set by each clearing system for the submission and withdrawal of exchange instructions will also be earlier than the relevant deadlines specified herein and in the offering memorandum, eligibility certification and Canadian beneficial holder form.

This press release is not an offer to sell or a solicitation of an offer to buy any of the securities described herein. The Exchange Offers are being made solely by the offering memorandum, eligibility certification and Canadian beneficial holder form and only to such persons and in such jurisdictions as is permitted under applicable law.

D.F. King & Co., Inc. is acting as the exchange agent and information agent for the Exchange Offers. Documents relating to the Exchange Offers will only be distributed to holders of Old Notes who certify that they are Eligible Holders. Questions or requests for assistance related to the Exchange Offers or for additional copies of the offering memorandum, eligibility certification or Canadian beneficial holder form may be directed to D.F. King & Co., Inc. at (800) 848-3410 (toll-free) or (212) 269-5550 (banks and brokers) or by email at comcast@dfking.com. You may also contact your broker, dealer, commercial bank, trust company or other nominee for assistance concerning the

Exchange Offers. The offering memorandum, eligibility certification and Canadian beneficial holder form can be accessed at the following link: www.dfking.com/comcast.

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CAUTIONARY LANGUAGE CONCERNING FORWARD-LOOKING STATEMENTS

This press release contains forward-looking statements. Readers are cautioned that such forward-looking statements involve risks and uncertainties that could cause actual events or our actual results to differ materially from those expressed in any such forward-looking statements. Readers are directed to Comcast’s periodic and other reports filed with the Securities and Exchange Commission (SEC) for a description of such risks and uncertainties. We undertake no obligation to update any forward-looking statements.

About Comcast Corporation
Comcast Corporation (Nasdaq: CMCSA) is a global media and technology company that connects people to moments that matter. We are principally focused on broadband, aggregation, and streaming with 57 million customer relationships across the United States and Europe. We deliver broadband, wireless, and video through our Xfinity, Comcast Business, and Sky brands; create, distribute, and stream leading entertainment, sports, and news through Universal Filmed Entertainment Group, Universal Studio Group, Sky Studios, the NBC and Telemundo broadcast networks, multiple cable networks, Peacock, NBCUniversal News Group, NBC Sports, Sky News, and Sky Sports; and provide memorable experiences at Universal Parks and Resorts in the United States and Asia.

Investor Contacts:
Marci Ryvicker	(215) 286-4781
Jane Kearns	(215) 286-4794
Marc Kaplan	(215) 286-6527

Press Contacts:
Jennifer Khoury	(215) 286-7408
John Demming	(215) 286-8011

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